SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                           [Amendment No. ___________]

     Filed by the Registrant [X]
     Filed by a party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement
     [ ] Confidential, for use of the Commission only (as permitted by
          Rule 14a-6(e)(2))
     [ ] Definitive proxy statement
     [X] Definitive additional materials
     [ ] Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                        HORNBECK OFFSHORE SERVICES, INC.
                (Name of Registrant as Specified in Its Charter)


     Payment of filing fee (Check the appropriate box):

     [ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.

     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transactions applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     (4) Proposed maximum aggregate value of transaction:


     (5) Total fee paid:


     [ ] Fee paid previously with preliminary materials.

     [X] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

                  $88,516

     (2) Form, Schedule or Registration Statement No.:

                  Form S-4 Registration Statement No.:333-00221 including proxy materials of Hornbeck Offshore Services, Inc.

     (3) Filing party:

                  Tidewater Inc.

     (4) Date filed:
                  February 6,1996

                                     [LOGO]
                        HORNBECK OFFSHORE SERVICES, INC.
                              7707 HARBORSIDE DRIVE
                             GALVESTON, TEXAS 77554

                               IMPORTANT REMINDER

                                                               February 23, 1996

     Dear Stockholder:

         We have previously mailed to you proxy materials relating to the Special Meeting of Stockholders of Hornbeck Offshore Services, Inc. to be held on Wednesday, March 13, 1996.

         According to our latest records, we have not received your proxy card for this important meeting. Regardless of the number of shares you own, it is important that they are represented and voted at the meeting. If you have not already mailed your proxy card, please take a moment to sign, date and mail the enclosed duplicate proxy card promptly in the return envelope provided for your convenience.

         Your board of directors has unanimously approved the merger agreement and, for the reasons set forth in the proxy statement/prospectus dated February 6, 1996, recommends that you vote 'for' adoption of the merger agreement.

         Thank you for your cooperation and continued support.

                                          Yours truly,

                                          /s/ LARRY D. HORNBECK
                                          Larry D. Hornbeck
                                          CHAIRMAN OF THE BOARD, PRESIDENT
                                             AND CHIEF EXECUTIVE OFFICER


                                     PROXY
                        HORNBECK OFFSHORE SERVICES, INC.
                      SOLICITED BY THE BOARD OF DIRECTORS
         FOR USE AT THE SPECIAL MEETING OF STOCKHOLDERS, MARCH 13, 1996

     The undersigned hereby appoints Larry D. Hornbeck, Robert W. Hampton, and Richard R. Ellison, and each or any of them, and any substitute or substitutes, to be the attorneys and proxies of the undersigned at the Special Meeting of Stockholders of Hornbeck Offshore Services, Inc., or at any adjournment thereof, and to vote at such meeting the shares of Common Stock entitled to vote thereat, held of record by the undersigned on January 31, 1996, on the items indicated on the reverse side hereof as more fully described in the Proxy Statement/ Prospectus dated February 6, 1996 and in accordance with the directions given at the Special Meeting.

     This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is given, the shares represented by this proxy will be voted "FOR" Item 1.

                  (Continued, and to be dated and signed on the reverse side.)




                                         HORNBECK OFFSHORE SERVICES, INC.
                                         P.O. BOX 11799
                                         NEW YORK, N.Y. 10203-0799

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.

Item 1. Adoption of Agreement and      Item 2.  In their discretion, the
        Plan of Merger.                         Proxies are authorized to vote
                                                upon such other business as may
                                                properly come before the
                                                meeting or any adjournment
                                                thereof.

 FOR       AGAINST        ABSTAIN                       CHANGE OF ADDRESS AND
                                                        OR COMMENTS MARK HERE

 [ ]         [ ]            [ ]                                 [ ]


                                         Please mark, date and sign your name
                                         exactly as it appears on your stock
                                         certificate and return it in the
                                         enclosed envelope. When signing as an
                                         attorney, executor, administrator,
                                         trustee, guardian, etc., please give
                                         title as such. If such signer is a
                                         corporation or partnership, please sign
                                         in full corporate or partnership name
                                         by authorized officer or person. If
                                         shares are held jointly, each joint
                                         owner should sign.

                                         Dated: _______________________ , 1996

                                         _____________________________________
                                                        Signature

                                         _____________________________________
                                                 Signature, if held jointly

                                         VOTES MUST BE INDICATED
                                         [X] IN BLACK OR BLUE INK.


              PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.